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                           July 1, 2002                             EXHIBIT 10.1

                           Mr. Ronald Sharp Elder
[OMEGA                     Chestnuts
 WORLDWIDE                 8 Courtney Place
 INC.                      Cobham
 LOGO]                     Surrey KT11 2BE


                           Dear Ron:

                           You and Omega Worldwide Inc. entered into an employment agreement dated May 1, 2002. Paragraph 2(b) of that agreement provides that you will be eligible for an "initial bonus" for the period January 1, 2002 through June 30, 2002. This letter confirms our prior agreement that this period will be extended, so that it covers the period January 1, 2002 through July 31, 2002. To reflect this revision, the employment agreement is amended by replacing the phrase "June 30, 2002" with the phrase "July 31, 2002" where the former phrase appears in paragraph 2(b) and paragraph 2(b)(i) of the employment agreement. If the foregoing reflects your understanding of our agreement, please sign one copy of this letter and return it to me.

                           Very truly yours,
                           Omega Worldwide, Inc.


                           By: /s/ James Eden
                           ------------------
                           Its Chairman




                           The foregoing letter reflects
                           my understanding of my agreement
                           with the Company:

                           /s/ Ronald Sharp Elder
                           ----------------------
                               Ronald Sharp Elder

900 Victors Way            Date: 10th June, 2002
  Suite 345                      ----------
Ann Arbor, MI 48108
Phone: 734-887-0300
Fax: 734-887-0301